UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 16, 2012

Boyd Gaming Corporation

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-12882	88-0242733
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3883 Howard Hughes Parkway, Ninth Floor

Las Vegas, Nevada 89169

(Address of Principal Executive Offices, Including Zip Code)

(702) 792-7200

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 on Form 8-K/A (the “Form 8-K/A”) amends and supplements the Current Report on Form 8-K of Boyd Gaming Corporation (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) on November 20, 2012 (the “Initial Form 8-K”). The Initial Form 8-K reported under Item 2.01 that the Company had completed the acquisition (the “Acquisition”) of Peninsula Gaming, LLC (“PGL”) on November 20, 2012.

The Acquisition was completed pursuant to an Agreement and Plan of Merger (the “Merger Agreement”) entered into on May 16, 2012, by and among the Company, Boyd Acquisition II, LLC, Boyd Acquisition Sub, LLC, Peninsula Gaming Partners, LLC and PGL.

The description of the Merger Agreement found in this Form 8-K/A is not intended to be complete and is qualified in its entirety by reference to the Merger Agreement which was filed as Exhibit 2.1 to the Initial Form 8-K.

This Form 8-K/A provides the financial statements and pro forma financial information as required by Item 9.01 of Form 8-K. No other modification to the Initial Form 8-K is being made by this Form 8-K/A. The information previously reported in or filed with the Initial Form 8-K is hereby incorporated by reference into this Form 8-K/A.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited consolidated balance sheets of PGL as of December 31, 2011 and December 31, 2010 , the audited consolidated statements of operations, changes in member’s deficit and comprehensive income (loss), and cash flows for each of the years ended December 31, 2011, 2010, and 2009, and the notes thereto included in PGL’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011, filed with the SEC on March 29, 2012, are incorporated herein by reference.

Additionally, the unaudited condensed consolidated balance sheet of PGL as of September 30, 2012, the unaudited condensed consolidated statements of comprehensive income (loss) for the three months and nine months ended September 30, 2012 and 2011, the unaudited condensed consolidated statements of cash flows for the nine months ended September 30, 2012 and 2011, and the unaudited condensed consolidated statement of changes in member’s deficit for the nine months ended September 30, 2012, and the notes thereto included in PGL’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2012, filed with the SEC on November 2, 2012, are incorporated herein by reference.

(b) Pro Forma Financial Information.

An unaudited pro forma condensed combined balance sheet as of September 30, 2012, unaudited pro forma condensed combined statements of operations for the year ended December 31, 2011 and the nine months ended September 30, 2012, and the notes thereto, reflecting the Acquisition, are attached to this Form 8-K/A as Exhibit 99.3 and incorporated herein by reference.

These unaudited pro forma condensed combined financial statements are not necessarily indicative of the financial position or results of operations that would have occurred had the Acquisition been effected on the assumed dates. Future results may vary significantly from the results reflected in the unaudited pro forma condensed combined financial statements.

(d) Exhibits.

Exhibit Number	Description

23.1	Consent of Deloitte & Touche LLP, as independent registered public accounting firm for Peninsula Gaming, LLC.

99.1	Peninsula Gaming, LLC’s audited consolidated balance sheets as of December 31, 2011 and December 31, 2010 and audited consolidated statements of operations, changes in member’s deficit and comprehensive income (loss), and cash flows for each of the years ended December 31, 2011, 2010, and 2009, and the notes thereto (incorporated by reference from Peninsula Gaming, LLC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011, filed with the SEC on March 29, 2012).

99.2	Peninsula Gaming, LLC’s unaudited condensed consolidated balance sheet as of September 30, 2012, unaudited condensed consolidated statements of comprehensive income (loss) for the three months and nine months ended September 30, 2012 and 2011, unaudited condensed consolidated statements of cash flows for the nine months ended September 30, 2012 and 2011, and unaudited condensed consolidated statement of changes in member’s deficit for the nine months ended September 30, 2012, and the notes thereto (incorporated by reference from Peninsula Gaming, LLC’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2012, filed with the SEC on November 2, 2012).

99.3	Unaudited pro forma condensed combined balance sheet as of September 30, 2012, unaudited pro forma condensed combined statements of operations for the year ended December 31, 2011 and the nine months ended September 30, 2012 and the notes thereto, reflecting the Company’s acquisition of Peninsula Gaming, LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 6, 2013	BOYD GAMING CORPORATION

	By:	/s/ Josh Hirsberg
Josh Hirsberg Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Deloitte & Touche LLP, as independent registered public accounting firm for Peninsula Gaming, LLC.

99.3	Unaudited pro forma condensed combined balance sheet as of September 30, 2012, unaudited pro forma condensed combined statements of operations for the year ended December 31, 2011 and the nine months ended September 30, 2012 and the notes thereto, reflecting the Company’s acquisition of Peninsula Gaming, LLC.